THOMAS F. MCINERNEY
                                 (212) 415-9215

                                                          December 7, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn:    Filing Desk

                  Re: Enzon, Inc.- Current Report on Form 8-K

Ladies and Gentlemen:

     On behalf of our client Enzon, Inc. (the "Company"), we are transmitting electronically the Company's Current Report on Form 8-K (the "Form 8-K") dated November 20, 1998.

     Please note that the Form 8-K filed herewith contains a conformed signature and that an original, manual signature will be retained in the Company's records for five (5) years.

                                                          Very truly yours,



                                                          /s/THOMAS F. MCINERNEY
                                                          Thomas F. McInerney

cc: Kenneth J. Zuerblis

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 1998

                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-12957                     22-2372868
(State or other jurisdiction          (Commission                 (IRS EMPLOYER
      or incorporation)               File Number)               Identification)



20 Kingsbridge Road, Piscataway, New Jersey                           08854
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code                (732) 980-4500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Schering-Plough Corporation has advanced PEG-INTRON A(R), a long-acting dose formulation of Schering-Plough's INTRON(R) A, into Phase III clinical trials for chronic myelogenous leukemia.

     PEG-INTRON A is in Phase III clinical trials for hepatitis C and malignant melanoma and is in early phase clinical trials for solid tumors, as well as in combination with REBETOL (R) for hepatitis C.

     Except for the historical information herein, the matters discussed in this Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors which are described in the Company's Form 10-Ks, Form 10-Qs and Form 8-Ks on file with the SEC, including without limitation, risks in obtaining and maintaining regulatory approval for expanded indications, market acceptance of an continuing demand for Enzon's products and the impact of competitive products and pricing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 1998

                                     ENZON, INC.
                                     (Registrant)

                                     By:  /s/ Kenneth J. Zuerblis
                                          --------------------------------------
                                          Kenneth J. Zuerblis
                                          Vice President, Finance
                                          and Chief Financial Officer (Principal
                                          Financial Officer and Principal
                                          Accounting Officer)